UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

July [*], 2024

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CEMTREX, INC.

(Name of Registrant as Specified In Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CEMTREX, INC.

135 Fell Court

Hauppauge, NY 11788

Tel. no. (631) 756-9116

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT

OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

To our Stockholders:

NOTICE IS HEREBY GIVEN that the holder of a majority of the voting power of the stockholders of Cemtrex, Inc. (the “Company” “we,” “us,” or “our”), has approved the following action without a meeting of stockholders:

The approval of the Increase in Authorized Capital, described in detail in this Information Statement.

The action will become effective on the 20th day after the definitive Information Statement is mailed to our stockholders.

The enclosed Information Statement contains information pertaining to the matters acted upon.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

	By	Order of the Board of Directors

Saagar Govil
Chief Executive Officer and Chairman

July [*], 2024

CEMTREX, INC.

276 Greenpoint Ave.

135 Fell Court

Hauppauge, NY 11788

(631)756-9116

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER

NO VOTE OR OTHER ACTION OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Cemtrex, Inc., a Delaware corporation (“we”, “us” or “our”) is sending this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Delaware law, of the actions taken by the holders of a majority of our outstanding shares of our classes of voting stock of the Company, Common Stock, par value $0.001 per share (the “Common Stock”), Series C Preferred Stock, par value $0.001 (the “Series C Preferred”), and Series 1 Preferred Stock, par value $0.001 (the “Series 1 Preferred”), by written consent in lieu of a special meeting. No action is requested or required on your part.

What action was taken by written consent?

Our Board of Directors (the “Board”) has approved, and stockholders holding at least a majority of the issued and outstanding shares of our classes of voting stock have approved, by written consent in lieu of a special meeting, an amendment to our Certificate of Incorporation to increase the authorize shares of Common Stock from 50,000,000 shares to 70,000,000 shares (the “Increase in Authorized Capital”) .

Additional information regarding the Increase in Authorized Capital is set forth below under “APPROVAL OF THE INCREASE IN AUTHORIZED CAPITAL.”

What vote was obtained to approve the Increase in Authorized Capital described in this Information Statement?

The Increase in Authorized Capital was approved by our Board on June 24, 2024, and by our stockholders pursuant to action taken by majority written consent dated June 25, 2024 (the “Record Date”). The approval of the Increase in Authorized Capital by written consent of stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of our outstanding shares of Common Stock and Preferred Stock as of the Record Date. As of the Record Date, 16,292,270 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. As of the Record Date 50,000 shares of our Series C Preferred were issued and outstanding. Each share of our Series C Preferred is entitled to the number of votes equal to (i) the total number of shares of Common Stock outstanding at the time of such vote multiplied by 10.01, and divided by (ii) the total number of shares of Series C Preferred Stock outstanding, which amounts to an aggregate of 163,085,623 votes as of the Record Date. As of the Record date 2,245,827 shares of Series 1 Preferred were issued and 2,392,737 shares outstanding. Each share of Series 1 Preferred is entitled to two votes, which amounts to an aggregate of 4,785,454 votes.

Based on the foregoing, as of the Record Date, the total aggregate amount of votes entitled to vote regarding the approval of the Increase in Authorized Capital was 184,163,347. Pursuant to Delaware General Corporation Law, at least a majority of the voting equity of the Company, or at least 92,081,674 votes are required to approve the corporate actions by written consent. The majority shareholder who held 163,390,181 votes for approximately 88.72% of the voting equity of the Company, has voted in favor of the corporate actions, thereby satisfying the requirement pursuant to Delaware General Corporation Law that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the holder of the Common Stock, the Series C Preferred Stock and the Series 1 Preferred Stock, the number of shares of Common Stock, the Series C Preferred Stock and the Series 1 Preferred Stock held by such holder, the total number of votes that such holder voted in favor of the corporate action and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof:

Name of Voting Stockholder	Class of Stock	Number of Shares held	Number of Votes held by such Stockholder	Number of Votes that Voted in Favor of the Increase in Authorized Capital	Percentage of the Voting Equity that Voted in Favor of the Increase in Authorized Capital
Saagar Govil	Common Stock	39,962	39,962	39,962	0.02%
Saagar Govil	Series 1 Preferred Stock	132,298	264,596	264,596	0.14%
Saagar Govil	Series C Preferred Stock	50,000	163,085,623	163,085,623	88.55%
Total				163,390,181	88.72%

Accordingly, we have obtained all necessary corporate approval in connection with the Increase in Authorized Capital. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by written consent and giving stockholders notice as required by Delaware law and the Exchange Act.

As the Increase in Authorized Capital was approved by written consent of the holder a majority of our voting stock, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of Delaware law, file the amendment to our Certificate of Incorporation with the Delaware Secretary of State’s Office. The amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this information statement. Our costs are estimated at approximately $10,000.

APPROVAL OF THE Increase in Authorized Capital

The Amendment to Increase Authorized Shares of our Common Stock

Our Board has approved, and stockholders holding at least a majority of the issued and outstanding shares of our classes of voting stock have approved, by written consent in lieu of a special meeting, an amendment to our Certificate of Incorporation to increase the authorize shares of Common Stock from 50,000,000 shares to 70,000,000 shares. We refer to this corporate action as the Increase in Authorized Capital in this this Information Statement.

Purposes of the Increase in Authorized Shares of Our Common Stock

The Board believes that the Increase in Authorized Capital is needed to provide sufficient shares of Common Stock for our outstanding convertible securities, as well as to ensure there is enough Common Stock for future fundraising opportunities, potential acquisitions and other corporate uses.

We hold reserves with our transfer agent of sufficient shares of Common Stock for issuance upon conversion or exercise of our outstanding securities. We have 37,139,637 such shares reserved for our outstanding Series A Warrants at an exercise price of $0.85 per share, which may be exercised for 3 shares using the alternative cashless exercise feature in the warrants, 13,529,410 such shares reserved for our outstanding Series B Warrants  at an exercise price of $0.85 per share, our outstanding options, having a weighted average exercise price of $50.76 per share, and for shares under our 2020 Equity Compensation Plan.

Our Board has determined that it is in our best interest to increase the number of authorized shares of Common Stock to cover these reserved shares. In addition, the Board believes that the Increase in Authorized Capital will provide us with greater flexibility by increasing our authorized capital to allow us to issue additional shares of Common Stock as the Board deems necessary or advisable. While we have no current plans to issue shares of our Common Stock, aside from the those presented above, we feel it appropriate to increase our authorized number of Common Stock in the event we encounter potential financing or strategic acquisition transactions that requires the issuance of shares.

As a result, our current authorized shares of 50,000,000 is insufficient to cover the shares of Common Stock necessary for issuance upon exercise or conversion of our securities and to plan for future financings and acquisitions. Consequently, an increase of our authorized shares of Common Stock is necessary to validly issue shares of Common Stock upon the conversion or exercise of these securities and to meet our strategic objectives.

We expect that significant additional capital may be needed in the future to continue our planned operations, expansion efforts and costs associated with operating a public company. We may also require capital to acquire or invest in complementary businesses, products, or technologies, or to obtain the right to use such complementary technologies. We have no commitments with respect to any acquisition or investment; however, we seek opportunities and transactions that management believes will be advantageous to us and our operations or prospects. To raise capital, we may sell Common Stock, convertible securities or other equity securities in one or more transactions at prices and in a manner we determine from time to time. If we sell Common Stock, convertible securities or other equity securities, investors may be materially diluted by subsequent sales. Such sales may also result in material dilution to our existing stockholders, and new investors could gain rights, preferences and privileges senior to the holders of our Common Stock.

Potential Adverse Effects of the Approval of the Increase in Authorized Capital

The Increase in Authorized Capital will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue authorized common stock or other securities convertible into or exercisable or exchangeable for common stock without requiring future stockholder approval of such issuances, except as may be required by our Certificate of Incorporation, Nasdaq rules, or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The additional shares of Common Stock authorized by the Amendment will have the same privileges as the shares of Common Stock currently authorized and issued. Stockholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of Common Stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The sale into the public market of additional shares also could materially and adversely affect the market price of our common stock.

The amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of the Record Date, by:

■	all persons who are beneficial owners of five percent (5%) or more of our voting stock;

■	each of our directors;

■	each of our executive officers; and

■	all current directors and executive officers as a group.

Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 25, 2024, are deemed outstanding. Such shares, however, are not deemed as of June 25, 2024, outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise stated, the address for each beneficial owner is at 135 Fell Court, Hauppauge, NY 11788.

Name of Beneficial Owner	Common Stock		Series 1 Preferred Stock		Series C Preferred Stock
Directors and Executive Officers	Number of Shares Owned	Percent of Class(1)	Number of Shares Owned	Percent of Class(1)(2)	Number of Shares Owned	Percent of Class(1)(3)
Saagar Govil	59,012	*	132,298	5.53%	50,000	100%
Paul J. Wyckoff	-	*	-	*	-	*
Brian Kwon	2,858	*	-	*	-	*
Manpreet Singh	2,858	*	-	*	-	*
Metodi Filipov	2,858	*	-	*	-	*
All Directors and Executive Officers as a Group (5 persons)	67,586	*	132,298	5.53%	50,000	100%
Greater than 5% stockholders	Number of Shares Owned	Percent of Class(1)	Number of Shares Owned	Percent of Class(1)(2)	Number of Shares Owned	Percent of Class(1)(3)
Altium Capital Management, LP (4)	1,536,984	9.43%	-	*	-	*
L1 Capital Global Opportunities Master Fund, Ltd. (5)	1,280,866	7.86%	-	*	-	*
S.H.N. Financial Investments Ltd. (6)	1,280,866	7.86%	-	*	-	*
All greater than 5% shareholders	4,098,716	17.30%	-	*	-	*

*	Less than one percent of outstanding shares.

(1)	As of June 25, 2024, 16,292,270 shares of Common Stock were issued and outstanding. In addition, there were 50,000 shares of Series C Preferred Stock outstanding which are entitled to vote 163,085,623 shares in the aggregate, all of which is held by Saagar Govil and 2,392,727 shares of Series 1 Preferred Stock outstanding which are entitled to vote 4,785,454 shares in the aggregate. Accordingly, there are a total of 184,163,347 voting shares outstanding.

(2)	Pursuant to the Certificate of Designation of the Series 1 Preferred Stock, each issued and outstanding share is entitled to two votes per share of Series 1 Preferred Stock at each meeting of our shareholders with respect to any and all matters presented to our shareholders for their action or consideration, including the election of directors.

(3)

Pursuant to the Certificate of Designation of the Series C Preferred Stock, each issued and outstanding share of Series C Preferred Stock are entitled to the number of votes per share equal to the result of (i) the total number of shares of Common Stock outstanding at the time of such vote multiplied by 10.01, and divided by (ii) the total number of shares of Series C Preferred Stock outstanding at the time of such vote, at each meeting of our shareholders with respect to any and all matters presented to our shareholders for their action or consideration, including the election of directors.

(4)

Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on May 8, 2024, by Altium Growth Fund, LP, Altium Capital Management, LLC, and Altium Growth GP, LLC (collectively, the “Altium Entities”). Altium Growth Fund, LP is the record and direct beneficial owner of these securities. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities, owned by, Altium Growth Fund, LP. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by, Altium Growth Fund, LP. The address of the principal business office of each of the Altium Entities is 152 West 57 Street, FL 20, New York, NY 10019.

(5)

Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on May 10, 2024, by L1 Capital Global Opportunities Master Fund, Ltd. David Feldman and Joel Arber are the Directors of L1 Capital Global Opportunities Master Fund, Ltd. As such, L1 Capital Global Opportunities Master Fund, Ltd., Mr. Feldman, and Mr. Arber may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) the Company’s securities. The address of the principal business office of by L1 Capital Global Opportunities Master Fund, Ltd. is 161A Shedden Road, 1 Artillery Court PO Box 10085 Grand Cayman, Cayman Islands KY1-1001.

(6)	Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on May 13, 2024, by S.H.N. Financial Investments Ltd. S.H.N. Financial Investments Ltd. is the record and direct beneficial owner of these securities. The address of the principal business office of S.H.N. Financial Investments Ltd.is Herzliya Hills, Arik Einstein 3, Israel, 4610301.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with such act we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information are available at the SEC’s website at www.sec.gov.

DISSENTERS’ RIGHTS OFAPPRAISAL

Neither our Certificate of Incorporation, nor Bylaws, nor the DGCL provide for dissenters’ rights of appraisal in connection with the Increase in Authorized Capital, described herein.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses; our business plans, strategies and objectives; our expectations regarding our liquidity and performance, including our expense levels, sources of capital and ability to maintain our operations; the competitive landscape of our industry; and general market, economic and political conditions.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

By	Order of the Board of Directors

Saagar Govil
Chief Executive Officer and Chairman July [*], 2024